UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 14, 2007
Date of Earliest Event Reported: September 11, 2007

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-139982	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1001 Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(310) 526-8700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Pursuant to an agreement dated September 11, 2007 (the “Purchase Agreement”) among Belgravia Entertainment International Limited (“Seller”), John Faraday and ProElite, Inc. (the “Company”), Seller agreed to sell to the Company all of the share capital (the “Shares”) of Mixed Martial Arts Promotions Limited, an English company (“MMAP”), and the Mixed Martial Arts Productions Limited, an English company (“MMAD”) (together, the “Target Companies”). The consideration for the Shares is the payment to Seller of $1,219,000, the issuance of 500,000 restricted shares of the Common Stock of the Company (the “PE Shares”) and the payment of an additional $1,000,000 within three business days of the first anniversary of the Closing (subject to any offset for breach of warranty). Additionally, ProElite will arrange for the repayment at Closing of (a) a loan by Integrated Technologies and Systems Limited in the amount of $2,600,000 and (b) a loan by Andrew Gear of $181,000, each made to MMAP.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

The discussion in Item 1.01 is incorporated herein by reference. The closing of the acquisition of the Shares occurred on September 12, 2007. The Target Companies operate mixed martial arts events in the United Kingdom primarily under the name “Cage Rage Championships.” The Cage Rage Championship events are broadcast live in the United Kingdom on Sky Sports 3 of British Sky Broadcasting Ltd.

ITEM 3.02

The discussion in Item 1.01 and 2.01 is incorporated herein by reference. The PE Shares were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. Under the Purchase Agreement, Seller made representations as to its investment intent, and the certificates evidencing the PE Shares bear a restricted legend.

ITEM 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

(b) Pro Forma Financial Information

Any Financial Statements or Financial Information required pursuant to this Item will be filed by amendment.

(c) Exhibits.

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ProElite, Inc.

Date: September 14, 2007	By:	/s/ DOUGLAS DELUCA
Douglas Deluca
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement dated as of September 11, 2007, among ProElite, Inc., Belgravia Entertainment International Limited and John Faraday